                                                   EXHIBIT 32.1

                                            SECTION 1350 CERTIFICATION

         In connection with the Annual Report of First M&F Corporation (the "Company") on Form 10-K for the
period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Hugh S. Potts, Jr., Chief Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

A.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
         of 1934; and

B.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 8, 2006

                                                              /s/ Hugh S. Potts, Jr.

                                                              Hugh S. Potts, Jr.
                                                              Chairman and Chief Executive Officer

The forgoing certification is being furnished solely pursuant to Subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code in accordance with Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the
Securities Act of 1933 or the Securities Exchange Act of 1934.

                                                   EXHIBIT 32.2

                                            SECTION 1350 CERTIFICATION

         In connection with the Annual Report of First M&F Corporation (the "Company") on Form 10-K for the
period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, John G. Copeland, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

A.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
         of 1934; and

B.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 8, 2006

                                                              /s/ John G. Copeland

                                                              John G. Copeland
                                                              EVP & Chief Financial Officer

The forgoing certification is being furnished solely pursuant to Subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code in accordance with Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the
Securities Act of 1933 or the Securities Exchange Act of 1934.